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                                                                     Exhibit 6.1

                        Consent of Independent Auditors

     We consent to the reference to our firm as experts under the caption "Independent Auditors" and to the use of our report dated September 22, 1997 in Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-34673) and related Prospectus of HBI Equity Trust, Series 4.



                                       Ernst & Young LLP



Chicago, Illinois
September 22, 1997